Fees Summary	Aug. 01, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 326,695,157.94
Previously Paid Amount	0
Total Fee Amount	48,220.2
Total Offset Amount	0
Net Fee	$ 48,220.2